UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    October 15, 2007

Security With Advanced Technology, Inc.
(Exact name of registrant as specified in charter)

Colorado
(State or other jurisdiction of incorporation)

001-32566 (Commission File Number)	20-1978398 (IRS Employer Identification No.)

10855 Dover Street, Suite 1100 Westminster, Colorado   80021
(Address of principal executive offices)

Registrant’s telephone number, including area code:   (303) 439-0372

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        Effective October 15, 2007, the Board of Directors of Security With Advanced Technology, Inc. (the “Company”) unanimously authorized the amendment and restatement of the Company’s Bylaws, so that Article V of the Bylaws complies with Nasdaq Marketplace Rule 4350(l). The amendments to the Company’s Bylaws affirm that all shares of the Company’s stock shall comply with the direct registration system requirements established by The Nasdaq Stock Market, including the requirement that the Company’s stock be eligible for issuance in book-entry form.

        The summary of changes to the Company’s Bylaws set forth above is qualified in its entirety by reference to the full text of the Third Amended and Restated Bylaws of the Company, a copy of which is attached to this Form 8-K as Exhibit 3.1, and incorporated herein by reference.

Item 9.01      Exhibits.

Exhibit No.	Description

3.1	Third Amended and Restated Bylaws of Security With Advanced Technology, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2007	Security With Advanced Technology, Inc. By: /s/ Jeffrey G. McGonegal Jeffrey G. McGonegal Chief Financial Officer